UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2023

Park Hotels & Resorts Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37795	36-2058176
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1775 Tysons Blvd., 7th Floor, Tysons, VA		22102
(Address of Principal Executive Offices)		(Zip Code)

(571) 302-5757

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Item 5.07 of this Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by Park Hotels & Resorts Inc. (the “Company”) with the U.S. Securities and Exchange Commission on April 28, 2023 (the “Original Form 8-K”) to disclose, in accordance with Item 5.07(d) of Form 8-K, the Company’s decision as to the frequency of future stockholder advisory votes regarding the compensation of the Company’s named executive officers (“Say-on-Pay votes”). Except as set forth herein, no other changes have been made to the Original Form 8-K. In addition, this Form 8-K/A separately includes the disclosure under Item 5.03 with respect to the Company’s Amended and Restated By-laws (as defined below).

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 28, 2023, the Company’s Board of Directors (the “Board”) amended and restated the Company’s By-laws (the “Amended and Restated By-laws”), effective immediately, to (i) require any stockholder directly or indirectly soliciting proxies from other stockholders to use a proxy card color other than white; (ii) implement and update the procedure and information requirements for the nominations of persons for election to the Board, including to address matters relating to the new universal proxy rules set forth in Rule 14a-19 under the Securities Exchange Act of 1934, as amended; (iii) reflect recent amendments to the Delaware General Corporation Law; and (iv) make certain other administrative, clarifying and conforming changes throughout.

The foregoing summary is qualified in its entirety by reference to the complete text of the Amended and Restated By-laws, which is filed as Exhibit 3.1 to this report and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Securityholders.

(d) A non-binding advisory vote was taken at the Company’s 2023 annual meeting of stockholders held on April 26, 2023 on the frequency of future Say-on-Pay votes. Consistent with the unanimous recommendation of the Board, the Company’s stockholders cast the greatest number of votes in favor of holding future Say-on-Pay votes on an annual basis. The Company has determined, consistent with the vote of the Company’s stockholders and in accordance with the Board’s previous recommendation, that the Company will hold future Say-on-Pay votes on an annual basis (i.e., every year) until the next vote on the frequency of future Say-on-Pay votes. The next advisory vote regarding the frequency of future Say-on-Pay votes is required to occur no later than the Company’s 2029 annual meeting of stockholders.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

3.1	Amended and Restated By-laws of Park Hotels & Resorts Inc., effective July 28, 2023.
3.2	Amended and Restated By-laws of Park Hotels & Resorts Inc., effective July 28, 2023 (redlined to show amendments).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Park Hotels & Resorts Inc.

Date: July 31, 2023	By:	/s/ Sean M. Dell’Orto
Sean M. Dell’Orto
Executive Vice President, Chief Financial Officer and Treasurer